Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2022 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Christopher J. Wilson, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 8th day of March, 2023

/s/ Kelly C. Atkinson

Kelly C. Atkinson

Director

STATE OF HAWAII )

) SS

CITY and COUNTY of HONOLULU )

On this 8th day of March, 2023, personally appeared before me Kelly C. Atkinson, to me known and known to me to be the person described in and who executed the foregoing 1 page instrument titled Power of Attorney, dated March 8th, 2023, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 8th day of March, 2023.

/s/ Elaine R. Royston Elaine R. Royston, Notary Public
First Circuit, State of Hawaii
My Commission Expires: September 5, 2023

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2022 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 7th day of March, 2023.

/s/ Felix A. Bernshteyn.

Felix A. Bernshteyn

Director

STATE OF CALIFORNIA )

) SS:

CITY AND COUNTY OF LOS ANGELES )

On the 7th day of March, 2023, personally appeared before me Felix A. Bernshteyn, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 7th day of March, 2023.

/s/ Mari Newhoff Mari Newhoff
Notary Public, State of California
My commission expires: October 24, 2025

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2022 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 4th day of March, 2023.

/s/ Scott L. Graves

Scott L. Graves

Director

STATE OF CALIFORNIA )

) SS:

COUNTY OF LOS ANGELES )

On the 4th day of March, 2023, personally appeared before me Scott L. Graves, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 4th day of March, 2023.

/s/ Brigitte Knerr Brigitte Knerr
Notary Public, State of California
My commission expires: May 24, 2024

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2022 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Christopher J. Wilson, and each of them singly, his attorneys for his and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of March, 2023.

/s/ F. Gregory Guerra

F. Gregory Guerra

Director

STATE OF HAWAII )

) SS

CITY and COUNTY of HONOLULU )

On this 8th day of March, 2023, personally appeared before me F. Gregory Guerra, to me known and known to me to be the person described in and who executed the foregoing 1 page instrument titled Power of Attorney, dated March 8th, 2023, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 8th day of March, 2023.

/s/ Elaine R. Royston Elaine R. Royston, Notary Public
First Circuit, State of Hawaii
My Commission Expires: September 5, 2023

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2022 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Christopher J. Wilson, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 8th day of March, 2023.

/s/ Colleen W. Hanabusa

Colleen W. Hanabusa

Director

STATE OF HAWAII )

) SS

CITY and COUNTY of HONOLULU )

On this 8th day of March, 2023, personally appeared before me Colleen W. Hanabusa, to me known and known to me to be the person described in and who executed the foregoing 1 page instrument titled Power of Attorney, dated March 8th, 2023, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 8th day of March, 2023.

/s/ Elaine R. Royston Elaine R. Royston, Notary Public
First Circuit, State of Hawaii
My Commission Expires: September 5, 2023

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2022 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Christopher J. Wilson, and each of them singly, his attorneys for his and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of March, 2023.

/s/ John T. Komeiji

John T. Komeiji

Director

STATE OF HAWAII )

) SS

CITY and COUNTY of HONOLULU )

On this 8th day of March, 2023, personally appeared before me John T. Komeiji, to me known and known to me to be the person described in and who executed the foregoing 1 page instrument titled Power of Attorney, dated March 8th, 2023, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 8th day of March, 2023.

/s/ Elaine R. Royston Elaine R. Royston, Notary Public
First Circuit, State of Hawaii
My Commission Expires: September 5, 2023

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2022 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Christopher J. Wilson, and each of them singly, his attorneys for his and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of March, 2023.

/s/ Anton Z. Moldan

Anton Z. Moldan

Director

STATE OF HAWAII )

) SS

CITY and COUNTY of HONOLULU )

On this 8th day of March, 2023, personally appeared before me Anton Z. Moldan, to me known and known to me to be the person described in and who executed the foregoing 1 page instrument titled Power of Attorney, dated March 8th, 2023, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 8th day of March, 2023.

/s/ Elaine R. Royston Elaine R. Royston, Notary Public
First Circuit, State of Hawaii
My Commission Expires: September 5, 2023

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2022 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Christopher J. Wilson, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 6th day of March, 2023

/s/ Douglas C. Wiest

Douglas C. Wiest

Director

STATE OF CALIFORNIA )

) SS:

COUNTY OF CONTRA COSTA )

On the 6th day of March, 2023, personally appeared before me Douglas C. Wiest, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 6th day of March, 2023.

/s/ Christina Tuivaiti Christina Tuivaiti
Notary Public, State of California
My commission expires: June 15, 2026

Exhibit 24

POWER OF ATTORNEY

WHEREAS, Cincinnati Bell Inc., an Ohio corporation (hereinafter referred to as the “Company”), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 2022 and

WHEREAS, the undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby designates and appoints Leigh R. Fox, Joshua T. Duckworth and Christopher J. Wilson, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 8th day of March, 2023.

/s/ Christina Marie Wire

Christina Marie Wire

Director

STATE OF HAWAII )

) SS

CITY and COUNTY of HONOLULU )

On this 8th day of March, 2023, personally appeared before me Christina Marie Wire, to me known and known to me to be the person described in and who executed the foregoing 1 page instrument titled Power of Attorney, dated March 8th, 2023, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

Witness my hand and official seal this 8th day of March, 2023.

/s/ Elaine R. Royston Elaine R. Royston, Notary Public
First Circuit, State of Hawaii
My Commission Expires: September 5, 2023